TRANSITION AGREEMENT This transition agreement (this “Agreement”) is made by and between Infinera Corporation (the “Company”), and Thomas Fallon (“Executive”). The Company and Executive are sometimes collectively referred to herein as the “Parties” and individually referred to as a “Party.” RECITALS WHEREAS, Executive is employed by the Company as its Chief Executive Officer; WHEREAS, Executive previously signed a Non-Disclosure Agreement effective as of November 2, 2001 with the Company (the “Confidentiality Agreement”); WHEREAS, Executive previously signed an Amended and Restated Change of Control Severance Agreement with the Company effective as of February 16, 2018 (the “Severance Agreement”), which, among other things, provides for certain severance benefits to be paid to Executive by the Company upon the termination of Executive in connection with a Change of Control (as defined in the Severance Agreement) of the Company; WHEREAS, the Company and Executive have entered into Restricted Stock Unit Agreements, granting Executive the right to receive awards of Restricted Stock Units (each such award, an “RSU Award” and together, the “RSU Awards”), PSU Agreements, granting Executive the right to receive awards of Performance Shares (each such award, a “PSU Award” and together, the “PSU Awards”) and Option Agreements, granting Executive the right to purchase shares of Company common stock (each an “Option” and together the “Options”), each subject to the terms and conditions of the Company’s Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”) or 2007 Equity Incentive Plan (the “2007 Plan” and together with the 2016 Plan, the “Plans”), as applicable, and the terms and conditions of the Restricted Stock Unit Agreements, PSU Agreements, and Option Agreements, as applicable, related to the RSU Awards, PSU Awards, and Options (collectively with the Plans, “Equity Award Documents”); WHEREAS, Executive’s employment with the Company will terminate effective February 1, 2021 (the “Termination Date”); WHEREAS, subject to Executive’s fulfillment of the terms and conditions of this Agreement, in consideration of Executive’s execution of this Agreement, Executive will be entitled to the severance benefits set forth in Section 2 below; and WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that Executive may have against the Company and any of the Releasees (as defined below), including, but not limited to, any and all claims arising out of or in any way related to Executive’s employment relationship with the Company and the termination of that relationship. NOW THEREFORE, for good and valuable consideration, including the mutual promises and covenants made herein, the Company and Executive hereby agree as follows:

2 COVENANTS 1. Transition; Employment Termination Date; Employment Status. (a) Transition. Executive agrees that Executive will be deemed to have resigned from all officer positions held at the Company and its affiliates voluntarily, without any further required action by Executive, as of November 23, 2020. From November 23, 2020, through the Termination Date, the Parties agree that Executive will continue to be employed pursuant to the current terms of his employment, including that he will continue to be paid his base salary as in effect as of November 23, 2020, through the Termination Date, and will provide advisory services to the Company in his role as Advisor, reporting to the Board of Directors of the Company (the “Board”), and will provide services as reasonably requested by the Company’s Chief Executive Officer; provided, however, that Executive acknowledges that he is not eligible to receive any bonus relating to performance for or during the Company’s 2021 fiscal year. (b) Termination Date. Executive’s employment termination will occur on the Termination Date. (c) Board Service. The Parties agree and acknowledge that following the Termination Date, Executive will continue his role as a member of the Board. 2. Consideration. Subject to (1) Executive’s execution of this Agreement, (2) Executive’s execution of the Supplemental Release (as defined herein) attached hereto as Exhibit A, and (3) Executive’s fulfillment of all of the terms and conditions of this Agreement and the Supplemental Release, including remaining employed in good standing through the Termination Date, and provided that Executive does not revoke this Agreement under Section 6 below or the Supplemental Release, Executive will receive the following consideration: (a) Equity. On the Termination Date, but subject to the effectiveness of this Agreement as provided herein and to the provisions of Section 24 and the satisfaction of any tax withholding requirements, vesting of Executive’s outstanding RSU Awards will accelerate in full. Except for Executive’s PSU Award with Grant No. 00017902 granted on Feb. 15, 2018 (“PSU Award 17902”), which will remain outstanding following the Termination Date, all of Executive’s unvested PSU Awards as of the Termination Date will terminate and Executive will not vest in such PSU Awards thereafter. Shares under PSU Award 17902 will become “Eligible Shares” (as defined therein) to the extent that the performance criterion is achieved for the performance period ending December 31, 2020, as measured and certified by the Compensation Committee of the Board, and Executive will vest in such Eligible Shares upon his satisfaction of the service-based vesting requirements on May 5, 2021. The Options will continue in effect following the Termination Date pursuant to their terms and conditions and will expire on February 10, 2021, unless exercised by Executive prior to that date. This Agreement acts as an amendment to the Equity Award Documents and to the extent not modified by this Agreement, the RSU Awards, PSU Awards and Options will continue to be governed by the terms and conditions of the applicable Equity Award Documents.

3 (b) General. Executive acknowledges that without this Agreement, he is otherwise not entitled to the consideration listed in this Section 2. 3. Supplemental Release. In exchange for the consideration set forth in Section 2, Executive agrees to execute, within the time period specified therein, a Supplemental Release Agreement in the form attached hereto as Exhibit A (the “Supplemental Release”), which will bridge the gap and cover the time period from the Effective Date of this Agreement through the Supplemental Effective Date (as defined in the Supplemental Release); provided, however, the Parties agree to modify the Supplemental Release to comply with any new laws that may become applicable during that period. 4. Payment of Salary and Receipt of All Benefits. Executive acknowledges and represents that, other than the consideration to be paid in accordance with the terms and conditions of this Agreement and Executive’s final wages, including any accrued vacation/paid time off, which will be paid on the Termination Date, the Company has paid or provided all salary, wages, bonuses, accrued vacation/paid time off, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, draws, stock, other equity awards (including RSU Awards, PSU Awards and Options), vesting, and any and all other benefits and compensation due to Executive and that no other reimbursements or compensation are owed to Executive. 5. Release of Claims. Executive agrees that the consideration to be paid in accordance with the terms and conditions of this Agreement represents settlement in full of all outstanding obligations owed to Executive by the Company and its current and former officers, directors, employees, agents, investors, attorneys, stockholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries, and predecessor and successor corporations and assigns (collectively, the “Releasees”). Executive, on Executive’s own behalf and on behalf of Executive’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation the following: (a) any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship, including claims under any offer letter, employment agreement, or other agreement with the Company, including, but not limited to, the Severance Agreement; (b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of, shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law; (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express

4 and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits; (d) any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Executive Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; the Sarbanes-Oxley Act of 2002; the Immigration Control and Reform Act; the California Family Rights Act; the California Labor Code; the California Workers’ Compensation Act; the California Fair Employment and Housing Act; the Unruh Civil Rights Act; the California Equal Pay Law; the California Unfair Business Practices Act; and the California Worker Adjustment and Retraining Notification Act; (e) any and all claims for violation of the federal, or any state, constitution; (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; (g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement; and (h) any and all claims for attorneys’ fees and costs. Executive agrees that the release set forth in this Section 5 (the “Release”) will be and remain in effect in all respects as a complete general release as to the matters released. The Release does not extend to any severance obligations due Executive under the Agreement. The Release does not release claims that cannot be released as a matter of law, including, but not limited to, Executive’s right to file a charge with or participate in a charge by the Equal Employment Opportunity Commission, or any other local, state, or federal administrative body or government agency that is authorized to enforce or administer laws related to employment, against the Company (with the understanding that any such filing or participation does not give Executive the right to recover any monetary damages against the Company; Executive’s release of claims herein bars Executive from recovering such monetary relief from the Company). Executive represents that Executive has made no assignment or transfer of any right, claim, complaint, charge, duty, obligation, demand, cause of action, or other matter waived or released by this Section 5. Nothing in this Agreement waives Executive’s rights to indemnification or any payments under any fiduciary insurance policy, if any, provided by any act or agreement of the Company, state or federal law or policy of insurance.

5 6. Acknowledgment of Waiver of Claims under ADEA. Executive acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Executive agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Executive acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that Executive has been advised by this writing that (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has at least twenty-one (21) days within which to consider this Agreement; (c) Executive has seven (7) days following the execution of this Agreement by the Parties to revoke this Agreement; (d) this Agreement will not be effective until the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and delivers it to the Company in less than the twenty-one (21)-day period identified above, Executive hereby acknowledges that Executive has freely and voluntarily chosen to waive the time period allotted for considering this Agreement. Executive acknowledges and understands that revocation must be accomplished by a written notification to the Chief Legal Officer of the Company that is received prior to the Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the twenty-one (21)-day period. 7. California Civil Code Section 1542. Executive acknowledges that Executive has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. Executive, being aware of California Civil Code Section 1542, agrees to expressly waive any rights Executive may have thereunder, as well as under any other statute or common law principles of similar effect. 8. No Pending or Future Lawsuits. Executive represents that Executive has no lawsuits, claims, or actions pending in Executive’s name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Executive also represents that Executive does not intend to bring any claims on Executive’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees. 9. Sufficiency of Consideration. Executive hereby acknowledges and agrees that Executive has received good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in this Release.

6 10. Confidential Information. Subject to Section 26 governing Protected Activity, Executive reaffirms and agrees to observe and abide by the terms of the Confidentiality Agreement, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information, which agreement will continue in force. 11. Indemnification Agreement. Executive will execute the Company’s current form of indemnification agreement (the “New Indemnification Agreement”), which will replace in its entirety the Indemnification Agreement dated as of April 12, 2004 between Executive and the Company. 12. Return of Company Property. No later than the Termination Date, Executive confirms that Executive will return to the Company all Company property not necessary for Executive to perform services as a member of the Board. 13. No Cooperation. Subject to Section 26 governing Protected Activity, Executive agrees that Executive will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Agreement. Executive agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive will state no more than that Executive cannot provide any such counsel or assistance. 14. Nondisparagement. Executive agrees that Executive will not in any way, directly or indirectly, do or say anything at any time which disparages the Company, its business interests or reputation, or that of any of the other Releasees. 15. No Admission of Liability. Executive understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive. No action taken by the Company hereto, either previously or in connection with this Agreement, will be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party. 16. Costs. The Parties will each bear their own costs, attorneys’ fees and other fees incurred in connection with the preparation of this Agreement. 17. Taxes; Section 409A. Executive agrees and understands that he is responsible for payment, if any, of personal local, personal state, and/or personal federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. It is intended that none of the payments or benefits under this Agreement will constitute deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended, any final regulations and guidance under that statute, and any applicable state law equivalent, as each may be amended or promulgated from time to time (“Section 409A”), but rather such

7 payments and benefits will be exempt from Section 409A as payable only within the “short-term deferral period” pursuant to Treasury Regulation Section 1.409A-1(b)(4), or otherwise be exempt or comply with Section 409A so that none of the payments to be provided under this Agreement will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms will be interpreted in such manner. In order to comply with the “short-term deferral” exception from Section 409A, in no event will the Severance be paid later than March 15, 2019. Each payment and benefit payable under this Agreement or otherwise is intended to constitute a separate payment under Treasury Regulation Section 1.409A-2(b)(2). Notwithstanding the foregoing, in the unlikely event that it is necessary to avoid subjecting Executive to an additional tax under Section 409A, payment of all or a portion of the separation- related payments or benefits payable under this Agreement and any other separation-related deferred compensation (within the meaning of Section 409A) payable to Executive will be delayed until the date that is six (6) months and one (1) day following Executive’s separation from service (within the meaning of Section 409A), except that in the event of Executive’s death, any such delayed payments will be paid as soon as practicable after the date of Executive’s death. In no event will the Company reimburse Executive for any taxes that may be imposed on Executive as a result of Section 409A. In no event will Executive have discretion to determine the taxable year of payment of any severance payments. 18. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that Executive has the capacity to act on Executive’s own behalf and on behalf of all who might claim through Executive to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein. 19. No Representations. Executive represents that Executive has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement. 20. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement will continue in full force and effect without said provision or portion of provision. 21. Entire Agreement. This Agreement (including the Supplemental Release) represents the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Agreement and Executive’s relationship with the Company, with the exception of the Equity Award Documents (as modified by this Agreement), the Confidentiality Agreement and the New Indemnification Agreement.

8 22. No Oral Modification. This Agreement may only be amended in writing signed by Executive and the Chairman of the Board of Directors of the Company. 23. Governing Law. This Agreement will be governed by the laws of the State of California, without regard for choice-of-law provisions. Executive consents to personal and exclusive jurisdiction and venue in the State of California. 24. Effective Date. Executive understands that this Agreement will be null and void if not executed by Executive within twenty-one (21) days from the date this Agreement is presented to Executive. Each Party has seven (7) days after that Party signs this Agreement to revoke it. This Agreement will become effective on the eighth (8th) day after Executive signed this Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”). 25. Counterparts. This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned. 26. Protected Activity Not Prohibited. Executive understands that nothing in this Agreement shall in any way limit or prohibit Executive from engaging for a lawful purpose in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge or complaint, or otherwise communicating, cooperating, or participating with, any state, federal, or other governmental agency, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, and the National Labor Relations Board (“Government Agencies”). Executive understands that in connection with such Protected Activity, Executive is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information under the Confidentiality Agreement to any parties other than the Government Agencies. Executive further understands that “Protected Activity” does not include the disclosure of any Company attorney- client privileged communications, and that any such disclosure without the Company’s written consent shall constitute a material breach of this Agreement. Any language in the Confidentiality Agreement regarding Executive’s right to engage in Protected Activity that conflicts with, or is contrary to, this paragraph is superseded by this Agreement. In addition, pursuant to the Defend Trade Secrets Act of 2016, Executive is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

9 27. Use of Likeness. Executive irrevocably grants the Company perpetual, worldwide permission to use Executive’s image, likeness, and sound of Executive’s voice for promotion of the Company and/or its products, as previously recorded on photograph, audio, or video for that purpose. 28. Voluntary Execution of Agreement. Executive understands and agrees that Executive executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against the Company and any of the other Releasees. Executive expressly acknowledges that: (a) Executive has read this Agreement; (b) Executive has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Executive’s own choice or has elected not to retain legal counsel; (c) Executive understands the terms and consequences of this Agreement and of the releases it contains; and (d) Executive is fully aware of the legal and binding effect of this Agreement. * * * * *

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below. COMPANY INFINERA CORPORATION By: /s/ David L. Teichmann Name: David L. Teichmann Title: Chief Legal Officer + Corp. Secretary Dated: Nov. 21, 2020 EXECUTIVE THOMAS FALLON, an individual /s/ Thomas Fallon Dated:11-21-20

Exhibit A SUPPLEMENTAL RELEASE AGREEMENT This Supplemental Release Agreement (“Supplemental Release”) is made by and between Thomas Fallon (“Executive”) and Infinera Corporation (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”). 1. Consideration; Acknowledgment of Receipt of All Compensation. In consideration for the separation payments and benefits set forth in Section 2 of the Transition Agreement to which this Supplemental Release was attached as an exhibit (the “Transition Agreement”), Executive hereby extends Executive’s release and waiver of claims in Section 5 of the Transition Agreement to any claims that may have arisen between the date Executive signed the Transition Agreement and the date Executive signs this Supplemental Release, as well as any claims under the Age Discrimination in Employment Act of 1967 and the Older Workers Benefit Protection Act. Executive acknowledges and represents that the Company and its agents have paid or provided all salary, wages, bonuses, accrued vacation/paid time off, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due to Executive. 2. Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Supplemental Release. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Supplemental Release; (b) Executive has twenty-one (21) days within which to consider this Supplemental Release; (c) Executive has seven (7) days following Executive’s execution of this Supplemental Release to revoke this Supplemental Release; (d) this Supplemental Release shall not be effective until after the revocation period has expired; and (e) nothing in this Supplemental Release or the Transition Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Supplemental Release and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that Executive has freely and voluntarily chosen to waive the time period allotted for considering this Supplemental Release. Executive acknowledges and understands that any revocation of this Supplemental Release must be accomplished by a written notification to the person executing this Supplemental Release on the Company’s behalf that is received prior to the Supplemental Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period. 3. Incorporation of Terms of Transition Agreement. The Parties further acknowledge that the terms of the Transition Agreement shall apply to this Supplemental Release and are incorporated herein to the extent that they are not inconsistent with the express terms of this Supplemental Release. 4. Return of Property. Executive’s signature below constitutes Executive’s certification under penalty of perjury that Executive has returned all documents and other items provided to Executive

2 by the Company, developed or obtained by Executive in connection with Executive’s employment with the Company, or otherwise belonging to the Company (whether physical, electronic, or otherwise), including but not limited to any computer, laptop, tablet, mobile phone, or other device; remote access device; security badge or other access device or mechanism; hard drive, thumb drive, or other storage device; garage pass; or any other hardware, software, or other item of Company property, as well as all passwords to any software or other programs or data that Executive used in performing services for the Company; and Executive further certifies that Executive has searched all of Executive’s physical and electronic property for such property and information and that Executive has not retained, and has returned to the Company, any such property or information (including any electronic or archival copies that may be incidentally retained). 5. Supplemental Release Effective Date. Executive understands that this Supplemental Release shall be null and void (i) if executed by Executive before the Termination Date (as defined in the Transition Agreement), (ii) if executed by Executive before the Transition Agreement becomes effective, or (iii) if not executed by Executive within twenty-one (21) days following the Termination Date (as defined in the Transition Agreement). Each Party has seven (7) days after that Party signs this Supplemental Release to revoke it. This Supplemental Release will become effective on the eighth (8th) day after Executive signed this Supplemental Release, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Supplemental Effective Date”). The Company will provide Executive with the consideration provided by Section 2 of the Transition Agreement in accordance with the terms of that agreement. 6. No Admission of Liability. Executive understands and acknowledges that this Supplemental Release constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive. No action taken by the Company, either previously or in connection with this Supplemental Release, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party. 7. Authority. The Company each represent and warrant that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Supplemental Release. Executive represents and warrants that Executive has the capacity to act on Executive’s own behalf and on behalf of all who might claim through Executive to bind them to the terms and conditions of this Supplemental Release. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein. 8. Voluntary Execution of Agreement. Executive understands and agrees that Executive executed this Supplemental Release voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against any of the Releasees. Executive acknowledges that: (a) Executive has read this Supplemental Release; (b) Executive (i) has until twenty-one (21) days from the Termination Date (as defined in the Transition Agreement) to sign this Supplemental Release, and (ii) Executive cannot sign this Supplemental Release before the Termination Date (as defined in the Transition Agreement);

3 (c) Executive has been represented in the preparation, negotiation, and execution of this Supplemental Release by legal counsel of Executive’s own choice or has elected not to retain legal counsel; (d) Executive understands the terms and consequences of this Supplemental Release and of the releases it contains; (e) Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Supplemental Release or in the Transition Agreement; and (f) Executive is fully aware of the legal and binding effect of this Supplemental Release. IN WITNESS WHEREOF, the Parties have executed this Supplemental Release on the respective dates set forth below. THOMAS FALLON, an individual Dated: ______________ Thomas Fallon INFINERA CORPORATION Dated: _______________ By: Name: Title: